Newfound Funds

Each a series of Northern Lights Fund Trust III

Newfound Risk Managed Global Sectors Fund

Class A Shares NFGAX

Class C Shares NFGCX

Class I Shares NFGIX

Newfound Risk Managed U.S. Sectors Fund

Class A Shares NFDAX

Class C Shares NFDCX

Class I Shares NFDIX

STATEMENT OF ADDITIONAL INFORMATION

Supplement dated March 15, 2018
Statement of Additional Information dated March 9, 2018

Please be advised that as of the close of business on March 27, 2018, Class C shares of the Newfound Risk Managed Global Sectors Fund and Newfound Risk Managed U.S. Sectors Fund will no longer be available for purchase. The fourth paragraph under the section titled “The Funds” on page 1 will be replaced with the following:

Each Fund offers three classes of shares: Class A shares, Class C shares, and Class I shares. Class C shares of the Newfound Risk Managed Global Sectors Fund and Newfound Risk Managed U.S. Sectors Fund are not currently available for sale. Each share class represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads; (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, dated March 9, 2018, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-855-394-9777.

Please retain this Supplement for future reference.